Exhibit 99.1

ARS Pharmaceuticals Closes Merger with Silverback Therapeutics

Over $280 Million in Combined Cash and Securities and at least Three Years Operating Runway to Support Launch and Commercialization of neffy® in the U.S., if Approved neffy® NDA Currently Under FDA Review; PDUFA Anticipated Mid-2023

MAA validated in the European Union Under Review

SAN DIEGO – November 8, 2022 - ARS Pharmaceuticals, Inc. (Nasdaq: SPRY) (ARS or the Company), a biopharmaceutical company dedicated to empowering at-risk patients and caregivers to better protect themselves from severe allergic reactions that could lead to anaphylaxis, today announced the closing of its merger with Silverback Therapeutics, Inc. (Silverback). This follows the satisfaction of all customary closing conditions, including approval of the merger by the stockholders of Silverback. The combined company will operate as ARS Pharmaceuticals, Inc., and shares of its common stock will commence trading under the trading symbol “SPRY” on November 9, 2022, on the Nasdaq Global Select Market. Effective as of the closing of the merger, ARS has over $280 million in cash and marketable securities.

ARS has designed and developed neffy® to provide injection-like absorption of epinephrine, in a small, easy-to-carry, easy-to-use, rapidly administered, and reliable nasal spray device for the treatment of Type I severe allergic reactions, including anaphylaxis. With its needle-free administration, neffy® may help eliminate the anxiety and hesitation associated with using an epinephrine injection device.

The Company’s New Drug Application (NDA) submission for neffy® is currently under review by the U.S. Food and Drug Administration (FDA) with an anticipated Prescription Drug User Fee Act (PDUFA) date in mid-2023. ARS has also filed and cleared validation of a Marketing Authorization Application (MAA) in Europe, which is currently under review by the European Medicines Agency (EMA).

“This is a transformative time for ARS, enabling our move to a publicly traded organization and providing important resources to support the potential launch and commercialization of neffy®, upon approval,” said Richard Lowenthal, co-founder, president and CEO of ARS. “Millions of individuals suffer from severe allergic reactions, and unfortunately, too many do not treat their symptoms in time or at all with injection devices, leading to disease progression and potentially dangerous or life-threatening outcomes. With neffy®, our goal is to eliminate the fear of administering epinephrine with a small, needle-free and easy-to-use nasal spray. Our team at ARS believes that neffy® can add significant clinical value to the community by providing an alternative to the currently approved injection devices for patients and caregivers that either do not carry, avoid using or hesitate to use their epinephrine injection device. With the funding from our merger with Silverback, ARS is also dedicated to significant efforts on patient education and support of advocacy groups working to protect the community of allergy patients with this disease.”

Post-merger, ARS has approximately 94 million shares of common stock outstanding. Prior ARS equityholders collectively own approximately 62% of the combined company and prior Silverback equityholders collectively own approximately 38% of the combined company, in each case on a fully diluted basis using the treasury stock method and excluding out-of-the-money options of Silverback.

Effective as of the closing of the merger, the board of directors of ARS (Board) will be comprised of eleven directors, including three directors of Silverback:

•	Pratik Shah, Ph.D., chairman of the Board;

•	Rajeev Dadoo, Ph.D., managing partner, SR One Capital Management, L.P.;

•	Saqib Islam, J.D. chief executive officer of Springworks Therapeutics, Inc.;

•	Michael Kelly, former president of U.S. operations for Adapt Pharma, Inc.;

•	Peter Kolchinsky, Ph.D., managing partner, RA Capital Management, L.P.;

•	Jonathan Leff, partner, Deerfield Management and chairman of the Deerfield Institute;

•	Richard Lowenthal, M.Sc., MSEL, co-founder, president and chief executive officer of ARS;

•	Brent Saunders, executive chairman of The Beauty Health Company

•	Phillip Schneider, board member of Longboard Pharmaceuticals Inc., former chief financial officer & senior vice president of IDEC Pharmaceuticals Corporation;

•	Laura Shawver, Ph.D., chief executive officer of Capstan Therapeutics and former chief executive officer of Silverback;

•	Peter Thompson, M.D., private equity partner at Orbimed Advisors LLC.

SVB Securities LLC acted as financial advisor to Silverback, and Cooley LLP served as legal counsel to Silverback for the merger. Inceptiv Law served as legal counsel to ARS for the merger.

About Type I Allergic Reactions including Anaphylaxis

Type I severe allergic reactions are serious and potentially life-threatening events that can occur within minutes of exposure to an allergen and require immediate treatment with epinephrine, the only FDA-approved medication for these reactions. While epinephrine autoinjectors have been shown to be highly effective, there are well published limitations that result in many patients and caregivers delaying or not administering treatment in an emergency situation. These limitations include fear of the needle, lack of portability, needle-related safety concerns, lack of reliability, and complexity of the devices. There are approximately 25 to 40 million people in the United States who experience Type I severe allergic reactions. Of those, only 3.3 million currently have an active epinephrine autoinjector prescription, and of those, only half consistently carry their prescribed autoinjector. Even if patients or caregivers carry an autoinjector, more than half either delay or do not administer the device when needed in an emergency.

About ARS Pharmaceuticals, Inc.

ARS is a biopharmaceutical company dedicated to empowering at-risk patients and caregivers to better protect themselves from severe allergic reactions that could lead to anaphylaxis. The Company is developing neffy® (previously referred to as ARS-1), an intranasal epinephrine product in clinical development for patients and their caregivers with Type I allergic reactions including food, medications and insect bites that could lead to life-threatening anaphylaxis. For more information, visit www.ars-pharma.com.

Forward Looking Statements

Statements in this press release that are not purely historical in nature are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the design and potential benefits of neffy®; the anticipated PDUFA date; the potential regulatory approval and commercialization of neffy®; the potential market opportunity for neffy®; the planned use of funding from the merger; and other statements that are not historical fact. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipate,” “plans,” “expects,” “will,” “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon ARS’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the ability to obtain and maintain regulatory approval for neffy®; results from clinical trials may not be indicative of results that may be observed in the future; potential safety and other complications from neffy®; the labelling for neffy®, if approved; the scope, progress and expansion of developing and commercializing neffy®; the size and growth of the market therefor and the rate and degree of market acceptance thereof vis-à-vis intramuscular injectable products; ARS’s ability to protect its intellectual property position; and the impact of government laws and regulations. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in ARS’s most recent filings with the U.S. Securities and Exchange Commission (SEC), including its preliminary proxy statement filed on August 11, 2022 and definitive proxy statement on October 6, 2022 and any reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. These documents can be accessed on ARS’s web page at ir.ars-pharma.com by clicking on the link “Financials & Filings.”

The forward-looking statements included in this presentation are made only as of the date hereof. ARS assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

ARS Media Contacts:

Caroline Cunningham

Porter Novelli

Caroline.Cunningham@porternovelli.com

ARS Investor Contacts:

Justin Chakma

ARS Pharmaceuticals

justinc@ars-pharma.com